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                        GROUP VARIABLE ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY
 SUPPLEMENT DATED OCTOBER 21, 1997 TO THE PROSPECTUS EFFECTIVE MAY 1, 1997 FOR GROUP VARIABLE ANNUITY CONTRACTS ISSUED WITH RESPECT TO SEPARATE ACCOUNTS DC-I
                                   AND DC-II

The second paragraph of section A. entitled "Deductions Under The Prior Group Contracts For Sales Expenses, The Minimum Death Benefit Guarantee and Any Applicable Premium Taxes" under the "Appendix" should be deleted and replaced with the following:

No deduction for sales expenses is made at the time of allocation of Contributions to the contracts. Hartford charges a contingent deferred sales charge that begins to phase out after the 12th Participation Contract Year. During the first 10 Participation Contract Years, a maximum deduction of 6% will be made against the full amount of any such surrender. Thereafter, if a surrender occurs between the 10th and 12th Participant Contract Years, a 5% contingent deferred sales charge will be made against the full amount of such surrender. After the 12th Participant Contract Year, the 5% charge will be reduced to 1% each subsequent year until the charge is eliminated.

In some states, the contingent deferred sales charge structure noted above may not yet be available. In these states, Hartford will deduct 6% from the amount surrendered from any Participant's Individual Account under a Master Contract during the first ten Participant's Contract Years and 5% thereafter prior to the Annuity Commencement Date.

HV-2198-0
33-19946